                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                     FLAG INVESTORS INTERNATIONAL FUND, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                               [GRAPHIC OMITTED]

                                 FLAG INVESTORS
                           INTERNATIONAL FUND, INC.

                                                              December 31, 1998

Dear Shareholder:

     We are writing to ask you to elect a Board of Directors.

     We are asking you to vote to re-elect James J. Cunnane, Louis E. Levy, Eugene J. McDonald, Carl W. Vogt and me, and to add Joseph R. Hardiman to the Fund's Board. This election will place the Fund's Board of Directors in alignment with other Boards in the Fund Complex and will provide flexibility to fill vacancies in the future.

     Mr. Hardiman served as President and Chief Executive Officer of the National Association of Securities Dealers, Inc. (NASD) and its subsidiary, The NASDAQ Stock Market, Inc., for nearly ten years. He is a Director of each of the other funds in the Fund Complex. Mr. Hardiman brings excellent business and investment experience as well as unquestioned integrity.

     While we are enthusiastic that Mr. Hardiman will join the Board (with your approval), we are sad that John F. Kroeger, one of the original Board members of Flag Investors International Fund, Inc., passed away on November 26, 1998. Mr. Kroeger provided sound advice and asked pointed questions since the Fund's inception. We will miss him.

     A proxy which explains this matter in detail is attached. We ask that you read it and then vote. Your vote is important to us. Please take a moment now to complete, sign and return your proxy card in the enclosed postage-paid envelope.

     Thank you for your cooperation.


                                                  Sincerely yours,



                                                  /s/ Truman T. Semans
                                                  ----------------------------
                                                  Truman T. Semans
                                                  Chairman

                    FLAG INVESTORS INTERNATIONAL FUND, INC.

                               One South Street
                           Baltimore, Maryland 21202

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               January 22, 1999



TO THE SHAREHOLDERS OF FLAG INVESTORS INTERNATIONAL FUND, INC.:


     You are cordially invited to a special meeting (the "Special Meeting") of the shareholders of Flag Investors International Fund, Inc. (the "Fund") on Friday, January 22, 1999, at 2:30 p.m. Eastern Time at the offices of Investment Company Capital Corp., in the Conference Room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202, for the purpose of considering the proposal set forth below and for the transaction of such other business as may be properly brought before the Special Meeting:

     PROPOSAL: To consider and act upon a proposal to elect a Board of Directors of the Fund.

     Only shareholders of the Fund at the close of business on December 18, 1998 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

     Whether or not you expect to be present at the Special Meeting, please complete and promptly return the enclosed proxy card. A postage-paid envelope is enclosed for your convenience so that you may return your proxy card as soon as possible. It is most important and in your interest for you to sign and date your proxy card and return it so that a quorum will be present and a maximum number of shares may be voted. The proxy is revocable at any time prior to its use.





                                                    Amy M. Olmert
                                                    Secretary




Dated: December 31, 1998

                    FLAG INVESTORS INTERNATIONAL FUND, INC.

                               One South Street
                           Baltimore, Maryland 21202

                             ---------------------
                                PROXY STATEMENT
                             ---------------------

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                               January 22, 1999

     This Proxy Statement is furnished by the Board of Directors of Flag Investors International Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on Friday, January 22, 1999, at 2:30 p.m. Eastern Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., in the Conference Room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about December 31, 1998.

     The primary purpose of the Special Meeting is to elect a Board of Directors.

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please sign and date the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy to be received on or before 2:30 p.m. Eastern Time on January 22, 1999. No postage is required if the Proxy is mailed in the United States. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of the proposed Board of Directors of the Fund (the "Proposal"). All shareholders of the Fund are entitled to vote on the Proposal. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

     The close of business on December 18, 1998, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On the Record Date, the Fund had 678,894.46 Flag Investors International Fund Class A Shares outstanding. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

     The expenses of the Special Meeting will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding Proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of Investment Company Capital Corp. ("ICC"), which serves as the Fund's investment advisor.

     The Fund will furnish to shareholders, without charge, a copy of the Annual Report for its fiscal year ended October 31, 1998, upon request. The Annual Report of the Fund may be obtained by written request to Flag Investors International Fund, Inc., One South Street, Baltimore, Maryland 21202 or by calling (800) 767-FLAG.

     The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended.

PROPOSAL: To consider and act upon a proposal to elect a Board of Directors of the Fund.

     At the Special Meeting, it is proposed that six Directors be elected to hold office until their resignation or retirement or until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of James J. Cunnane, Joseph R. Hardiman, Louis E. Levy, Eugene J. McDonald, Truman T. Semans and Carl W. Vogt (each, a "Nominee" and collectively, the "Nominees"). All of the Nominees are currently members of the Board of Directors, except for Mr. Hardiman. Messrs. McDonald and Semans were elected by a consent of the sole shareholder of the Fund on August 16, 1993. Messrs. Cunnane, Levy and Vogt were appointed by the Board of Directors to fill vacancies on the Board as they arose and have not previously been elected by shareholders. John F. Kroeger, who served as a Director of the Fund since its inception, passed away on November 26, 1998.

     The Special Meeting is necessary because, under the 1940 Act, if at any time less than a majority of the Directors have been elected by shareholders, the Directors then holding office are required to hold a meeting of shareholders within sixty (60) days for the purpose of electing Directors to fill any existing vacancies on the Board of Directors. As a result of the death of Mr. Kroeger, less than a majority of the Directors have been elected by shareholders of the Fund and, accordingly, the Fund is required to hold a meeting of shareholders for the purpose of electing Directors. In addition, the election of Directors will assure future flexibility in complying with the 1940 Act and Maryland law. In particular, Section 16 of the 1940 Act requires that in order to fill vacancies on the Board, at least two-thirds of the Directors holding office after such vacancies are filled must have been elected by shareholders.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected.

     The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, may hold office until his resignation or retirement or until his successor is elected and qualified.

     Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new investment advisory or sub-advisory agreement or other matters requiring shareholder action under the 1940 Act. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.


Information Regarding Nominees

     The following information is provided for each Nominee. As of November 30, 1998, the Nominees as a group and the Directors and officers of the Fund as a group beneficially owned an aggregate of 11,445.03 shares, representing 1.64% of the total outstanding shares of the Fund.

                                                                                                   Shares
                                             Business Experience during the                      Beneficially
  Name and Position                                 Past Five Years                             Owned as of
    with the Fund      Age                   (including all directorships)                  November 30, 1998**    Percentage
    -------------      ---                  -------------------------------                 ---------------------  ----------
Truman T. Semans*      72    Vice Chairman, Alex. Brown Capital Advisory & Trust                 6,069.46             ***
 Chairman and                Company (now Brown Investment Advisory & Trust                        shares
                             Company); Director, Investment Company Capital Corp.
 Director since              (registered investment advisor); and Director, Virginia Hot
 1993                        Springs Inc. (property management). Formerly, Vice
                             Chairman and Managing Director, Alex. Brown & Sons
                             Incorporated (now BT Alex. Brown Incorporated).
                             Director of 10 funds in the Fund Complex.****

James J. Cunnane       60    Managing Director, CBC Capital (merchant banking),                    None               ***
 Director since              1993-Present; and Director, Net.World
 1994                        (telecommunications), 1998-Present. Formerly, Senior
                             Vice President and Chief Financial Officer, General
                             Dynamics Corporation (defense), 1989-1993; and
                             Director, The Arch Fund (registered investment company).
                             Director of each fund in the Fund Complex.****

Joseph R. Hardiman     61    Private Equity Investor and Capital Markets Consultant;             3,311.05             ***
 Nominee                     and Director, The Nevis Fund (registered investment                  shares
                             company) and Circon Corp. (medical instruments).
                             Formerly, President and Chief Executive Officer, The
                             National Association of Securities Dealers, Inc. and The
                             NASDAQ Stock Market, Inc., 1987-1997; Chief
                             Operating Officer of Alex. Brown & Sons Incorporated
                             (now BT Alex. Brown Incorporated), 1985-1987; and
                             General Partner, Alex. Brown & Sons Incorporated,
                             1976-1985. Director of 11 funds in the Fund
                             Complex.****

Louis E. Levy          66    Director, Kimberly-Clark Corporation (personal consumer             2,064.52             ***
 Director since              products); Director, Household International (finance and            shares+
 1994                        banking); and Chairman of the Quality Control Inquiry
                             Committee, American Institute of Certified Public
                             Accountants. Formerly, Trustee, Merrill Lynch Funds for
                             Institutions, 1991-1993; Adjunct Professor, Columbia
                             University-Graduate School of Business, 1991-1992; and
                             Partner, KPMG Peat Marwick, retired 1990. Director of
                             each fund in the Fund Complex.****

Eugene J. McDonald     66    President, Duke Management Company (investments);                     None               ***
 Director since              Executive Vice President, Duke University (education,
 1993                        research and health care); Executive Vice Chairman and
                             Director, Central Carolina Bank & Trust (banking);
                             and Director, Victory Funds (registered investment
                             companies). Formerly, Director, AMBAC Treasurers
                             Trust (registered investment company) and DP Mann
                             Holdings (insurance). Director of each fund in the
                             Fund Complex.****

Carl W. Vogt, Esq.     62    Senior Partner, Fulbright & Jaworski L.L.P. (law);                    None               ***
 Director since              Director, Yellow Corporation (trucking); and Director,
 1996                        American Science & Engineering (x-ray detection
                             equipment). Formerly, Chairman and Member, National
                             Transportation Safety Board; Director, National Railroad
                             Passenger Corporation (Amtrak); and Director and
                             Member, Aviation System Capacity Advisory Committee
                             (Federal Aviation Administration). Director of each fund
                             in the Fund Complex.****

------------
   * Denotes an individual who is an "interested person" as defined in the 1940 Act.
  ** This information has been provided by each Nominee for Director of the
     Fund.
 *** As of November 30, 1998, the Nominees as a group beneficially owned an aggregate of 11,445.03 shares representing 1.64% of the total outstanding shares of the Fund.
**** The "Fund Complex" consists of 12 registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services for which ICC provides investment advisory or administrative services.
   + Mr. Levy disclaims beneficial ownership of these shares, as they are held by his wife in trust.

Compensation of Directors

     Each Director who is not an "interested person" within the meaning of the 1940 Act, and the Fund's President receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from the Fund and all of the funds in the Fund Complex for which he serves. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended October 31, 1998, Independent Directors' fees attributable to the assets of the Fund totaled $369. Officers of the Fund, except the Fund's President, receive no direct remuneration in such capacity from the Fund. Directors and officers of the Fund who are employees of BT Alex. Brown Incorporated or its affiliates ("BT Alex. Brown") may be considered to have received remuneration indirectly.

     Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, and up to 100%, of his annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald and Vogt have each executed a Deferred Compensation Agreement and may defer a portion of their compensation from the Fund and the Fund Complex. Currently, the deferring Directors may select from various funds in the Fund Complex and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in quarterly installments over a period of ten years.

     The aggregate compensation payable by the Fund to each of the Fund's Directors serving during the fiscal year ended October 31, 1998 is set forth in the compensation table below. The aggregate compensation payable to such Directors during the fiscal year ended October 31, 1998 by the Fund Complex is also set forth in the compensation table below.

                              COMPENSATION TABLE

                                              Aggregate      Pension or Retirement     Total Compensation      Number of Funds
                                             Compensation     Benefits Accrued as         from the Fund        in Fund Complex
                                               Payable            Part of Fund          and Fund Complex      for which Director
            Name and Position               from the Fund           Expenses          Payable to Directors          Serves
-----------------------------------------  ---------------  -----------------------  ----------------------  -------------------
Truman T. Semans, Chairman
 and Director(1) ........................      $   0                 $ 0                     $     0                  11(2)
Richard T. Hale, Director(1)(3) .........      $   0                 $ 0                     $     0                  12(2)
James J. Cunnane, Director ..............      $  69(4)              (5)                     $39,000                  13(2)
John F. Kroeger, Director(6) ............      $  87                 (5)                     $49,000                  13(2)
Louis E. Levy, Director .................      $  73(4)              (5)                     $44,000                  13(2)
Eugene J. McDonald, Director ............      $  69(4)              (5)                     $39,000                  13(2)
Carl W. Vogt, Esq., Director ............      $  71(4)              (5)                     $39,000                  11(2)(7)

------------
(1) Denotes an individual who is an "interested person" as defined in the 1940 Act.
(2) One of these funds ceased operations on July 29, 1998.
(3) Resigned from the Fund's Board on November 26, 1998.
(4) Of the amounts payable to Messrs. Cunnane, Levy, McDonald and Vogt, nothing was deferred pursuant to the Fund Complex's Deferred Compensation Plan.
(5) The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the fiscal year ended October 31, 1998 was $982.
(6) Deceased, November 26, 1998.
(7) Prior to October 23, 1998, Mr. Vogt received proportionately higher compensation for each fund for which he served. Mr. Vogt currently serves on each fund in the Fund Complex.

     The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's investment advisor or their respective affiliates (each, a "Participant" and collectively, the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned by such Participant in his last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his last year of service. The fee will be paid quarterly, for life, by each fund for which he serves. The

Retirement Plan is unfunded and unvested. The Fund has two Participants, a Director who retired effective December 31, 1994 and Mr. Harry Woolf who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex. Mr. Woolf currently serves as President of the Fund.

     Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his last year of service, as described below. The approximate credited years of service, shown in parentheses, for each Participant at December 31, 1998, are as follows: Messrs. Cunnane (4), Levy (4), McDonald (6) and Vogt (3).


       Estimated Annual Benefits Payable by Fund Complex Upon Retirement

                              Chairmen of Audit and
     Years of Service         Executive Committees     Other Participants
     ----------------         ----------------------   -------------------
       6 years                      $ 4,900                $ 3,900
       7 years                      $ 9,800                $ 7,800
       8 years                      $14,700                $11,700
       9 years                      $19,600                $15,600
      10 years or more              $24,500                $19,500

Meetings and Committees of the Board of Directors

     There were four regular meetings of the Board of Directors held during the fiscal year ended October 31, 1998. In such fiscal year, all Directors attended at least 75% of the meetings of the Board of Directors held during their respective terms.

     The Board of Directors has an Audit and Compliance Committee. The Audit and Compliance Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants. The Committee reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit and Compliance Committee during the fiscal year ended October 31, 1998, were Messrs. Levy (Chairman), Cunnane, McDonald and Vogt, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Kroeger was Chairman of the Audit and Compliance Committee until his resignation. If elected, Mr. Hardiman will become a member of the Audit and Compliance Committee. The Audit and Compliance Committee met four times during the fiscal year ended October 31, 1998. In such fiscal year, all current members attended at least 75% of the meetings of the Audit and Compliance Committee held during their respective terms. The Chairman of the Audit and Compliance Committee receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of such fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

     The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for the Board of Directors. The members of the Nominating Committee during the fiscal year ended October 31, 1998, were Messrs. McDonald (Chairman), Cunnane, Levy and Vogt, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Kroeger was a member of the Nominating Committee until his resignation from the Committee on October 1, 1998. If elected, Mr. Hardiman will become a member of the Nominating Committee. The Nominating Committee met once during the fiscal year ended October 31, 1998 and all current members attended the Meeting.

     The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to the compensation of Directors. The members of the Compensation Committee during the fiscal year ended October 31, 1998, were Messrs. Cunnane (Chairman), Levy, McDonald and Vogt, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Kroeger was a member of the Compensation Committee until his resignation from the Committee on October 1, 1998. If elected, Mr. Hardiman will become a member of the Compensation Committee. The Compensation Committee did not meet during the fiscal year ended October 31, 1998.

     The Board of Directors has an Executive Committee. The Executive Committee makes recommendations to the full Board of Directors with respect to the renewal of the Fund's agreements with its service providers. The Executive Committee was formed on September 28, 1998 and its members are Messrs. McDonald (Chairman), Cunnane, Levy and Vogt, each of whom is not an "interested person" within the meaning of the 1940 Act. If elected, Mr. Hardiman will become a member of the Executive Committee. The Chairman of the Executive Committee receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of such fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

Board Approval of the Election of Directors

     By Unanimous Consent dated December 10, 1998, the Board of Directors recommended that shareholders vote FOR each of the Nominees for Director named herein. In recommending that shareholders elect the Nominees as Directors of the Fund, the Board of Directors considered the Nominees' experience and qualifications.

Shareholder Approval of the Election of Directors and Required Vote

     The election of the Directors requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that one-third of the shares entitled to vote are present in person or by proxy at the Special Meeting. If you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of the Fund, the Board of Directors will consider alternative nominations.

     Abstentions and "broker non-votes" will not be counted for or against the Proposal but will be counted for purposes of determining whether a quorum is present. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposal when they have not received instructions from beneficial owners.


       THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND
                    VOTE FOR THE ELECTION OF THE DIRECTORS.

                            ADDITIONAL INFORMATION

Directors and Executive Officers

     Information about each of the Fund's current Directors and principal executive officers is set forth below. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown or its affiliates.

                                                                                                    Shares
                                                                                                 Beneficially
                                                         Business Experience during               Owned as of
                           Position                          the Past Five Years                 November 30,
Name                    with the Fund     Age           (including all directorships)               1998**         Percentage
----                    -------------     ---           -----------------------------            ------------      ----------
Truman T. Semans*     Chairman and        72    See "Information Regarding Nominees."         6,069.46 shares         ***
                      Director since
                      1993

James J. Cunnane      Director since      60    See "Information Regarding Nominees."               None              ***
                      1994

Louis E. Levy         Director since      66    See "Information Regarding Nominees."         2,064.52 shares+        ***
                      1994

Eugene J. McDonald    Director since      66    See "Information Regarding Nominees."               None              ***
                      1993

Carl W. Vogt, Esq.    Director since      62    See "Information Regarding Nominees."               None              ***
                      1996

Harry Woolf           President since     75    Professor-at-Large Emeritus, Institute for          None              ***
                      December 18,              Advanced Study; Director, ATL and
                      1998                      Spacelabs Medical Corp. (medical equip-
                                                ment), Family Health International (non-
                                                profit research and education) and Research
                                                America (non-profit medical research). For-
                                                merly, Director, Merrill Lynch Cluster C
                                                Funds and Flag Investors/ISI and BT Alex.
                                                Brown Cash Reserve Family of Funds (reg-
                                                istered investment companies); Trustee,
                                                Reed College (education) and Rockefeller
                                                Foundation.

Amy M. Olmert         Secretary since     35    Vice President, BT Alex. Brown Incorpo-            None               ***
                      1997                      rated, 1997-Present. Formerly, Senior Man-
                                                ager, Coopers & Lybrand L.L.P. (now,
                                                PricewaterhouseCoopers LLP), 1988-1997.

Joseph A. Finelli     Treasurer since     41    Vice President, BT Alex. Brown Incorpo-             None              ***
                      1995                      rated and Vice President, Investment Com-
                                                pany Capital Corp. (registered investment
                                                advisor), 1995-Present. Formerly, Vice
                                                President and Treasurer, The Delaware
                                                Group of Funds (registered investment
                                                companies) and Vice President, Delaware
                                                Management Company Inc. (investments),
                                                1980-1995.

Scott J. Liotta       Assistant Sec-      33    Assistant Vice President, BT Alex. Brown            None              ***
                      retary since              Incorporated, 1996-Present. Formerly, Man-
                      1997                      ager and Foreign Markets Specialist, Put-
                                                nam Investments Inc. (registered invest-
                                                ment companies), 1994-1996, and
                                                Supervisor, Brown Brothers Harriman &
                                                Co. (domestic and global custody), 1991-
                                                1994.

------------
  * Denotes an individual who is an "interested person" as defined in the 1940 Act.
 ** This information has been provided by each Director and officer of the
    Fund.
*** As of November 30, 1998, the Directors and officers of the Fund as a group
    (9 persons) beneficially owned an aggregate of 8,133.98 shares representing 1.17% of the total outstanding shares of the Fund.
  + Mr. Levy disclaims beneficial ownership of these shares, as they are held by his wife in trust.

Investment Advisor and Sub-Advisor

     Investment Company Capital Corp., located at One South Street, Baltimore, Maryland 21202, serves as investment advisor to the Fund. ICC is an indirect subsidiary of Bankers Trust Corporation. For the fiscal year ended October 31, 1998, ICC waived all advisory fees due from the Fund and reimbursed expenses of $73,256.

     On November 30, 1998, Deutsche Bank announced that it will pay $93 a share to buy Bankers Trust Corporation in a $10.1 billion transaction that will create the world's largest bank. The proposed transaction must still be approved by the shareholders of Bankers Trust Corporation and regulators in Germany, Europe and the United States. Mr. Truman T. Semans, a Director of the Fund and ICC, currently owns 329 shares of Bankers Trust Corporation.

     The Glenmede Trust Company, located at One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19103, serves as sub-advisor to the Fund. For the fiscal year ended October 31, 1998, ICC paid Glenmede sub-advisory fees of $73,399.

Principal Underwriter

     ICC Distributors, Inc., located at Two Portland Square, Portland, Maine 04101, acts as the Fund's principal underwriter.

Portfolio Transactions

     For the fiscal year ended October 31, 1998, the Fund paid no brokerage commissions to affiliated brokers.

Independent Auditors

     A majority of the Fund's Board of Directors who are not "interested persons" (within the meaning of the 1940 Act) of the Fund have selected Deloitte & Touche LLP as the independent auditors of the Fund for the fiscal year ending October 31, 1999. A representative of Deloitte & Touche LLP will be available by telephone during the Special Meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.

Beneficial Owners

     To the knowledge of Fund Management, as of the Record Date, the following were beneficial owners of 5% or more of the outstanding shares of the Fund.



Name and Address                     Amount of Beneficial Ownership     Percent of Total Shares Outstanding
----------------                     ------------------------------     ------------------------------------
Timothy E. Toohig TR                       36,065.17 shares                            5.31%
U/A 06/24/96
Fairfield Jesuit Community Corp.
c/o Fairfield University
St. Ignatius Hall
Fairfield, CT 06430

BT Alex. Brown Incorporated                40,989.45 shares                            6.04%
FBO 201-70188-19
P.O. Box 1346
Baltimore, MD 21203-1346

Submission of Shareholder Proposals

     As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, except in certain limited circumstances. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered by the Fund sixty (60) days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office, and, if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.


Other Matters

     No business other than the matter described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

     Shareholders who do not expect to be present at the Special Meeting and who wish to have their shares voted are requested to fill in, sign and date the enclosed Proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.



                                          By Order of the Directors,



                                          Amy M. Olmert
                                          Secretary


Dated: December 31, 1998

FLAG INVESTORS
PROXY SERVICES
P.O. BOX 515
BALTIMORE, MD  21202



                     FLAG INVESTORS INTERNATIONAL FUND, INC.
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                January 22, 1999
                              --------------------

       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FLAG INVESTORS
                            INTERNATIONAL FUND, INC.


This proxy is for your use in voting the matter relating to Flag Investors International Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s), Edward J. Veilleux, Amy M. Olmert and Kathy L. Churko, and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on January 22, 1999 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matter set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposal set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
                                                        KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.    DETACH AND RETURN THIS PORTION ONLY.

FLAG INVESTORS INTERNATIONAL FUND, INC.

Vote on Directors

         To consider and act upon a proposal to elect a Board of Directors.

                    (01)Truman T. Semans               (04)James J. Cunnane
                    (02)Joseph R. Hardiman             (05)Louis E. Levy
                    (03)Eugene J. McDonald             (06)Carl W. Vogt


         [ ] FOR ALL

         [ ] WITHHOLD ALL

         [ ] FOR ALL EXCEPT:


         To withhold authority to vote mark "FOR ALL EXCEPT" and write the nominee's name on the line below.



         __________________________________________

Please print and sign your
name in the space provided to
authorize the voting of your            _____________________________________          ___________________________
shares as indicated and return          Signature [PLEASE SIGN WITHIN BOX]             Date
promptly. When signing on
behalf of a corporation,
partnership, estate, trust              _____________________________________          ___________________________
or in any other                         Signature (Joint Owners)                       Date
representative capacity,
please sign your name and
title.  For joint accounts,
each joint owner must sign.



           PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.